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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 23, 1998
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                                 POPULAR, INC.
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             (Exact name of registrant as specified in its charter)


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
COMMONWEALTH OF PUERTO RICO                            NO. 0-13818       NO.66-0416582
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(State or other jurisdiction of incorporation)         (Commission       (IRS Employer
                                                       File Number)      Identification No.)
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         209 MUNOZ RIVERA AVENUE
          HATO REY, PUERTO RICO                                00918
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (787) 765-9800
                                                     --------------


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         (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On April 23, 1998, Popular, Inc. (the "Corporation") announced by way of a news release, that the Board of Directors authorized a stock split in the form of a dividend of one share for each share outstanding, bringing total outstanding shares to 135,497,786. The new shares will be distributed on July 1, 1998, to the shareholders of record on June 12, 1998. A copy of the Corporation's release, dated April 23, 1998, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.



Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99(a) News release, dated April 23, 1998, announcing the Corporation stock split.
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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      POPULAR, INC.
                                                      -------------
                                                       (Registrant)



Date: April 24, 1998                 By: /s/ Amilcar L. Jordan
      --------------                     --------------------------------
                                         Name:  Amilcar L. Jordan, Esq.
                                         Title: Senior Vice President and
                                                Comptroller

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                                 Exhibit Index
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Exhibit Number                               Description
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99(a)                                        News release, dated April 23, 1998
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